Unaudited Condensed Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Net income for the period	$ 245,024	$ 158,757
Other comprehensive income:
Unrealized gain on cash flow hedges, net (Notes 5, 19 and 21)	26,811	17
Effective portion of changes in fair value of cash flow hedges (Notes 19 and 21)	1,972	(996)
Amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to Depreciation (Note 21)	31	31
Other comprehensive income/ (loss) for the period	28,814	(948)
Total comprehensive income for the period	$ 273,838	$ 157,809